Exhibit 99.1

FOR IMMEDIATE RELEASE

RYAN REYNOLDS’ MAXIMUM EFFORT PRODUCTIONS, FUBOTV

ENTER INTO MULTI-YEAR, MULTI-PRONGED PARTNERSHIP, INCLUDING FIRST-LOOK UNSCRIPTED DEAL

NEW YORK – AUGUST 8, 2022 – Maximum Effort Productions, a production company co-founded by Ryan Reynolds and George Dewey in 2018, and FuboTV Inc. (NYSE: FUBO), the leading sports-first live TV streaming platform, announced today a first-look deal for unscripted content. The multi-year partnership reflects the common creative vision of the two companies.

As part of the deal for an exclusive first-look for unscripted TV series, Maximum Effort will launch Maximum Effort Network, a linear channel on FuboTV, and will also have a blind scripted deal with Fubo TV. The new Maximum Effort Network will join Fubo’s already robust sports, news and entertainment lineup. Maximum Effort Productions has been granted creative control over the channel’s content. Since launching, Reynolds’ banner has an impressive creative track record which includes the Deadpool movies, Free Guy, The Adam Project and the upcoming unscripted show Welcome to Wrexham. All advertising sales for the Maximum Effort channel will be managed by FuboTV.

“Maximum Effort’s mission is to bring people together in fun and unexpected ways and we think today’s announcement with Fubo will help do just that,” said Ryan Reynolds, co-founder of Maximum Effort Productions. “FuboTV has taken a fresh approach to developing and delivering content in the digital age and the entire team is passionate about thinking differently and taking chances. I genuinely can’t believe Maximum Effort gets to program our own network. I am beyond excited and grateful to Fubo.”

“I am thrilled to announce FuboTV’s partnership with Ryan Reynolds, George Dewey, James Toney (chief strategy officer) and Maximum Effort,” said David Gandler, co-founder and CEO, FuboTV. “Ryan is not only an A-list Hollywood star but also a serial entrepreneur with a stellar track record across sports (as owner of the Wrexham soccer club), advertising, content and marketing. We plan to leverage Ryan and George’s expertise, creativity and advertiser relationships to underwrite network programming through innovative marketing partnerships that leverage Fubo’s data capabilities and interactive technology stack. Ryan and Maximum Effort have demonstrated their confidence in FuboTV and what we plan to create together through an equity agreement encompassing stock at higher than today’s trading price. We can’t wait to get started.”

“It’s so exciting to partner with Ryan, George and James to launch a new entertainment network,” said Pamela Duckworth, head of original programming, FuboTV. “We all feel the opportunity to co-create scripted and unscripted content without the usual layers of approvals necessary at other networks will open the creative floodgates.”

Maximum Effort Productions will maintain its three-year first-look development deal with Paramount Pictures announced in May of 2021 for feature projects. Under the terms of the agreement, Maximum Effort will receive equity from FuboTV as consideration for the deal as described in FuboTV’s 8-K filing today.

About FuboTV

With a mission to build the world’s leading global live TV streaming platform with the greatest breadth of premium content and interactivity, FuboTV Inc. (NYSE: FUBO) aims to transcend the industry’s current TV model. FuboTV Inc. operates in the U.S., Canada, France and Spain.

Leveraging its proprietary data and technology platform optimized for live TV and sports viewership, FuboTV Inc. aims to turn passive viewers into active participants and define a new category of interactive sports and entertainment television. The company’s sports-first cable TV replacement product, FuboTV, offers U.S. subscribers more than 100 live sports, news and entertainment networks and is the only live TV streaming platform with every Nielsen-rated sports channel (source: Nielsen Total Viewers, 2021). Subscribers can interact with FuboTV’s live streaming experience through Fubo Sportsbook (in markets where available), free games and pick’ems, which are integrated into select sports content.

About Maximum Effort

Maximum Effort makes movies, tv series, content, ads, and cocktails for the personal amusement of Hollywood Star Ryan Reynolds. We occasionally release them to the general public.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements of FuboTV Inc. (“FuboTV”) that involve substantial risks and uncertainties. All statements contained in this press release that do not relate to matters of historical fact are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding our partnerships, market opportunity, business strategy and plans, the expected continued rollout of Fubo Sportsbook and the continued shift in consumer behavior. The words “could,” “will,” “plan,” “intend,” “anticipate,” “approximate,” “expect,” “potential,” “believe” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that FuboTV makes due to a number of important factors, including but not limited to risks related to our pursuit and engagement in acquisitions; our actual operating results may differ significantly from our guidance; risks related to FuboTV’s access to capital and fundraising prospects to fund its ongoing operations and support its planned growth; risks relating to diverting management’s attention from FuboTV’s ongoing business operations to address integration and fundraising efforts; the restrictions imposed by content providers on our distribution and marketing of our products and services; our reliance on third party platforms to operate certain aspects of our business; risks related to our technology, as well as cybersecurity and data privacy-related risks; our ability to achieve or maintain profitability; our revenue and gross profit are subject to seasonality; our operating results may fluctuate; our ability to attract and retain subscribers; we may not be able to license streaming content or other rights on acceptable terms; risks related to our ability to capitalize develop and market a sports wagering offering and the regulatory regime and related risks associated with such offering; risks related to the difficulty in measuring key metrics related to our business; risks related to the highly competitive nature of our industry; risks related to ongoing or future legal proceedings; and other risks, including the effects of industry, market, economic, political or regulatory conditions, future exchange and interest rates, and changes in tax and other laws, regulations, rates and policies, including the impact of COVID-19 on the broader market. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are discussed in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on May 10, 2022 and our other periodic filings with the SEC. We encourage you to read such risks in detail. The forward-looking statements in this press release represent FuboTV’s views as of the date of this press release. FuboTV anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. You should, therefore, not rely on these forward-looking statements as representing FuboTV’s views as of any date subsequent to the date of this press release.

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Investor Contacts

Alison Sternberg, FuboTV

asternberg@fubo.tv

JCIR for FuboTV

ir@fubo.tv

Media Contacts

Jennifer L. Press, FuboTV

jpress@fubo.tv

Bianca Illion, FuboTV

billion@fubo.tv

Molly Alves, Maximum Effort Productions

mollya@maximumeffort.com